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SPECIMEN CERTIFICATE ONLY

CERTIFICATE                                                                                                   NUMBER OF
  NUMBER                                                                                                        SHARES

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
                                    EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
                                                   Organized Under the
                                        Laws of The Commonwealth of Massachusetts
                                                      Common Shares
                                                 $.01 Par Value Per Share


                                                        Cusip No. ______________



         This certifies that is the owner of fully paid and non-assessable  shares of Common Shares,  $.01 par value per share, of Eaton Vance Insured California  Municipal Bond Fund (the "Fund") transferable only on the books of the Fund by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate  properly endorsed.  This
Certificate is not valid unless countersigned by the transfer agent and registrar.

         A statement in full,  of all the  designations,  preferences,  qualifications,  limitations,  restrictions  and special or relative  rights of the shares of each class  authorized  to be issued,  will be furnished by the Fund to any shareholders upon request and without charge.

         IN WITNESS WHEREOF,  the Fund has caused this Certificate to be signed by its duly authorized  officers and its
Seal to be hereunto affixed this ____ day of ______________________________________ A.D. 2002.


INVESTORS BANK & TRUST COMPANY FUND                                 EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND
As Transfer Agent and Registrar


By:                                                                 By:
      --------------------------------                                    ----------------------------------------
      Authorized Signature                                                 President

                                                                    Attest:
                                                                           ----------------------------------------
                                                                           Secretary


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         FOR  VALUE   RECEIVED,   ____________________________________   hereby  sells,   assigns  and  transfers   unto
_____________________________  Shares represented by this Certificate,  and do hereby irrevocably constitute and appoint
____________________________________  Attorney  to transfer  the said Shares on the books of the within  named Fund with full power of substitution in the premises.

Dated ______________________________, ________________

In presence of

_____________________________________________                           __________________________________________



                             Shares of Common Shares evidenced by this Certificate may be sold, transferred, or otherwise disposed of only pursuant to the provisions of the Fund's Agreement and Declaration of Trust, as amended, a copy of which may be at the office of the Secretary of the Commonwealth of
                             Massachusetts.

                             The Fund will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class of series of capital stock of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.


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